Exhibit 7.04

SAUNDERS ACQUISITION CORP.

SUBSCRIPTION FOR

CONVERTIBLE PREFERRED STOCK

To the Board of Directors of

Saunders Acquisition Corp.:

The undersigned (the “Subscriber”) hereby subscribes for 200,000 shares of Convertible Preferred Stock of Saunders Acquisition Corp., a Delaware corporation (such shares, the “Shares” and such corporation, the “Company”), for an aggregate purchase price of US$500,000 (the “Purchase Price”).

The Subscriber hereby agrees, represents and warrants to the Company that:

(1)	The Subscriber is acquiring the Shares for the Subscriber’s own account (and not for the account of others) for investment and not with a view to the distribution or resale thereof.

(2)	The Subscriber and the Subscriber’s representatives and advisors have received all information regarding the Company, its intended business and operations and the Shares as the Subscriber or the Subscriber’s representatives and advisors have requested.

(3)	The Subscriber is a sophisticated investor and may be deemed to have sufficient business, financial or investment experience to evaluate the risks of the Subscriber’s investment in the Shares pursuant hereto. The Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Subscriber acknowledges that an investment in the Shares involves substantial risks, including the loss of the full amount of the Subscriber’s investment in the Shares pursuant hereto.

(4)	The Subscriber understands that the Shares have not been registered under the Securities Act or applicable state securities laws and that the Subscriber may not sell or otherwise dispose of the Shares except pursuant to either an effective registration statement under the Securities Act and in compliance with applicable state securities laws, or pursuant to exemptions from the registration provisions of the Securities Act and applicable state securities laws. The Subscriber agrees that the Subscriber will not sell or otherwise dispose of the Shares except in compliance with the securities laws limitations described in the foregoing sentence.

(5)	This agreement shall be governed by the laws of the State of New York, without regard to its conflicts of laws principles, and may be executed in one or more counterparts, each of which shall be a binding instrument, but which together shall constitute but one agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this agreement of subscription for Shares as of the dates set forth opposite their respective names below.

Dated: September 11, 2009

By:	/s/ Barry J. Lipsky
Barry J. Lipsky

Accepted and Agreed as of September 11, 2009:

SAUNDERS ACQUISITION CORP

By:	/s/ Barry J. Lipsky
Name:	Barry J. Lipsky
Title:	President

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SAUNDERS ACQUISITION CORP.

SUBSCRIPTION FOR

CONVERTIBLE PREFERRED STOCK

To the Board of Directors of

Saunders Acquisition Corp.:

The undersigned (the “Subscriber”) hereby subscribes for 400,000 shares of Convertible Preferred Stock of Saunders Acquisition Corp., a Delaware corporation (such shares, the “Shares” and such corporation, the “Company”), for an aggregate purchase price of US$1,000,000 (the “Purchase Price”).

The Subscriber hereby agrees, represents and warrants to the Company that:

(1)	The Subscriber is acquiring the Shares for the Subscriber’s own account (and not for the account of others) for investment and not with a view to the distribution or resale thereof.

(2)	The Subscriber and the Subscriber’s representatives and advisors have received all information regarding the Company, its intended business and operations and the Shares as the Subscriber or the Subscriber’s representatives and advisors have requested.

(3)	The Subscriber is a sophisticated investor and may be deemed to have sufficient business, financial or investment experience to evaluate the risks of the Subscriber’s investment in the Shares pursuant hereto. The Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Subscriber acknowledges that an investment in the Shares involves substantial risks, including the loss of the full amount of the Subscriber’s investment in the Shares pursuant hereto.

(4)	The Subscriber understands that the Shares have not been registered under the Securities Act or applicable state securities laws and that the Subscriber may not sell or otherwise dispose of the Shares except pursuant to either an effective registration statement under the Securities Act and in compliance with applicable state securities laws, or pursuant to exemptions from the registration provisions of the Securities Act and applicable state securities laws. The Subscriber agrees that the Subscriber will not sell or otherwise dispose of the Shares except in compliance with the securities laws limitations described in the foregoing sentence.

(5)	This agreement shall be governed by the laws of the State of New York, without regard to its conflicts of laws principles, and may be executed in one or more counterparts, each of which shall be a binding instrument, but which together shall constitute but one agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this agreement of subscription for Shares as of the dates set forth opposite their respective names below.

Dated: September 11, 2009

By:	/s/ Howard Morgan
Howard Morgan

Accepted and Agreed as of September 11, 2009:

SAUNDERS ACQUISITION CORP

By:	/s/ Barry J. Lipsky
Name:	Barry J. Lipsky
Title:	President

3

SAUNDERS ACQUISITION CORP.

SUBSCRIPTION FOR

CONVERTIBLE PREFERRED STOCK

To the Board of Directors of

Saunders Acquisition Corp.:

The undersigned (the “Subscriber”) hereby subscribes for 400,000 shares of Convertible Preferred Stock of Saunders Acquisition Corp., a Delaware corporation (such shares, the “Shares” and such corporation, the “Company”), for an aggregate purchase price of US$1,000,000 (the “Purchase Price”).

The Subscriber hereby agrees, represents and warrants to the Company that:

(1)	The Subscriber is acquiring the Shares for the Subscriber’s own account (and not for the account of others) for investment and not with a view to the distribution or resale thereof.

(2)	The Subscriber and the Subscriber’s representatives and advisors have received all information regarding the Company, its intended business and operations and the Shares as the Subscriber or the Subscriber’s representatives and advisors have requested.

(3)	The Subscriber is a sophisticated investor and may be deemed to have sufficient business, financial or investment experience to evaluate the risks of the Subscriber’s investment in the Shares pursuant hereto. The Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Subscriber acknowledges that an investment in the Shares involves substantial risks, including the loss of the full amount of the Subscriber’s investment in the Shares pursuant hereto.

(4)	The Subscriber understands that the Shares have not been registered under the Securities Act or applicable state securities laws and that the Subscriber may not sell or otherwise dispose of the Shares except pursuant to either an effective registration statement under the Securities Act and in compliance with applicable state securities laws, or pursuant to exemptions from the registration provisions of the Securities Act and applicable state securities laws. The Subscriber agrees that the Subscriber will not sell or otherwise dispose of the Shares except in compliance with the securities laws limitations described in the foregoing sentence.

(5)	This agreement shall be governed by the laws of the State of New York, without regard to its conflicts of laws principles, and may be executed in one or more counterparts, each of which shall be a binding instrument, but which together shall constitute but one agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this agreement of subscription for Shares as of the dates set forth opposite their respective names below.

Dated: September 11, 2009

By:	/s/ James H. Simons
James H. Simons

Accepted and Agreed as of September 11, 2009:

SAUNDERS ACQUISITION CORP

By:	/s/ Barry J. Lipsky
Name:	Barry J. Lipsky
Title:	President

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SAUNDERS ACQUISITION CORP.

SUBSCRIPTION FOR

CONVERTIBLE PREFERRED STOCK

To the Board of Directors of

Saunders Acquisition Corp.:

The undersigned (the “Subscriber”) hereby subscribes for 80,000 shares of Convertible Preferred Stock of Saunders Acquisition Corp., a Delaware corporation (such shares, the “Shares” and such corporation, the “Company”), for an aggregate purchase price of US$200,000 (the “Purchase Price”).

The Subscriber hereby agrees, represents and warrants to the Company that:

(1)	The Subscriber is acquiring the Shares for the Subscriber’s own account (and not for the account of others) for investment and not with a view to the distribution or resale thereof.

(2)	The Subscriber and the Subscriber’s representatives and advisors have received all information regarding the Company, its intended business and operations and the Shares as the Subscriber or the Subscriber’s representatives and advisors have requested.

(3)	The Subscriber is a sophisticated investor and may be deemed to have sufficient business, financial or investment experience to evaluate the risks of the Subscriber’s investment in the Shares pursuant hereto. The Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Subscriber acknowledges that an investment in the Shares involves substantial risks, including the loss of the full amount of the Subscriber’s investment in the Shares pursuant hereto.

(4)	The Subscriber understands that the Shares have not been registered under the Securities Act or applicable state securities laws and that the Subscriber may not sell or otherwise dispose of the Shares except pursuant to either an effective registration statement under the Securities Act and in compliance with applicable state securities laws, or pursuant to exemptions from the registration provisions of the Securities Act and applicable state securities laws. The Subscriber agrees that the Subscriber will not sell or otherwise dispose of the Shares except in compliance with the securities laws limitations described in the foregoing sentence.

(5)	This agreement shall be governed by the laws of the State of New York, without regard to its conflicts of laws principles, and may be executed in one or more counterparts, each of which shall be a binding instrument, but which together shall constitute but one agreement.

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IN WITNESS WHEREOF, the parties hereto have duly executed this agreement of subscription for Shares as of the dates set forth opposite their respective names below.

Dated: September 11, 2009

By:	/s/ Morton David
Morton David

Accepted and Agreed as of September 11, 2009:

SAUNDERS ACQUISITION CORP

By:	/s/ Barry J. Lipsky
Name:	Barry J. Lipsky
Title:	President

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